Sale of Receivables	6 Months Ended
Oct. 02, 2015
Computer Sciences GS Business
Entity Information [Line Items]
Sale of Receivables
Sale of Receivables

On April 21, 2015, CSC entered into a Master Accounts Receivable Purchase Agreement (the "Purchase Agreement") with The Royal Bank of Scotland, PLC (“RBS”) as Purchaser, along with Mitsubishi UFJ Financial Group Ltd. and Bank of Nova Scotia, each as a Participant, for the continuous non-recourse sale of the Computer Sciences GS Business’s eligible trade receivables. Subsequent to entering into the Purchase Agreement, RBS assigned its rights as a purchaser to The Bank of Tokyo-Mitsubishi UFJ, Ltd (“BTMU”), and the Purchase Agreement was amended to add CSC Government Solutions LLC as a seller, and BTMU, The Bank of Nova Scotia, and Mizuho Bank, Ltd. each as a purchaser. The amended agreement also converted the receivables purchase facility (the “Facility”) to a committed facility, extended the initial term to a two-year period and added Computer Sciences GS Business, Inc. as a guarantor.
Under the Facility, CSC and CSC Government Solutions LLC can sell up to $450,000 of the Computer Sciences GS Business’s eligible receivables, including billed receivables and certain unbilled receivables arising from “cost plus fixed fee” and “time and materials” contracts. The sellers has no retained interests in the transferred receivables and only performs collection and administrative functions for the Purchaser for a servicing fee.

The Computer Sciences GS Business accounts for these receivable transfers as sales under ASC 860 "Transfers and Servicing" and derecognizes the sold receivables from its unaudited Combined Condensed Balance Sheets. The fair value of the sold receivables approximated their book value due to their short-term nature, and as a result no gain or loss on sale of receivables was recorded. The Computer Sciences GS Business estimated that its servicing fee was at fair value and therefore, no servicing asset or liability related to these services was recognized as of October 2, 2015.

During the three and six months ended October 2, 2015, CSC sold $618,553 and $1,332,568, respectively, of Computer Sciences GS Business’s billed and unbilled receivables. Collections corresponding to these receivable sales were $608,974 and $1,156,535 for the three and six months ended October 2, 2015, respectively. As of October 2, 2015, there was also $7,408 of cash collected by CSC but not remitted to purchasers. The Computer Sciences GS Business incurred purchase discount and administrative fees of $513 and $884 for the three and six months ended October 2, 2015, respectively. These fees were recorded within other (income) expense, net in the unaudited Combined Condensed Statement of Operations.
The net impact of the accounts receivable sales was $9,066 and $176,149 for the three and six months ended October 2, 2015, respectively. The net cash proceeds under the Facility are reported as operating activities in the unaudited Combined Condensed Statement of Cash Flows because both cash received from purchases and cash collections are not subject to significant interest rate risk.